WRL SERIES FUND, INC.
                            WRL DEAN ASSET ALLOCATION
                     WRL J.P. MORGAN REAL ESTATE SECURITIES

                 SUPPLEMENT DATED NOVEMBER 1, 1999 TO PROSPECTUS
              DATED MAY 1, 1999, AS SUPPLEMENTED SEPTEMBER 10, 1999


WRL DEAN ASSET ALLOCATION PORTFOLIO:

     The following replaces the information under the heading "WRL Dean Asset Allocation" on page 45:

JOHN C. RIAZZI serves as portfolio manager of this portfolio. Previously, Mr. Riazzi served as senior co-portfolio manager of the portfolio. Mr. Riazzi joined Dean in 1989 and has served as a manager of the portfolio since its inception.



WRL J.P. MORGAN REAL ESTATE SECURITIES PORTFOLIO:

     The following replaces the information under the heading "WRL J.P. Morgan Real Estate Securities" on page 46:

DONALD P. O'CONNER AND KEVIN J. MAXWELL serve as co-portfolio managers of this portfolio.

Mr. O'Conner has served as co-portfolio manager of the portfolio since September, 1999. Previously, he served as the sole manager of this portfolio since its inception. Prior to joining J.P. Morgan in 1996, Mr. O'Conner served two years as Director of Real Estate Securities at INVESCO.

Mr. Maxwell has served as co-portfolio manager of the portfolio since September, 1999. He joined J.P. Morgan in 1999. Previously, he directed the marketing of Peabody Global Real Estate Partners. Prior to that, he held various positions at The Prudential Realty Group for over 15 years.